                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                              ------------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) March 17, 1998

                         AT&T Universal Funding Corp.
             (Originator of the AT&T Universal Card Master Trust)
                       AT&T Universal Card Master Trust
                  (Issuer of the Asset Backed Certificates)
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Delaware                          33-93806               59-3325080
  --------------------              ----------------            ----------
  (State or Other                   (Commission File            (IRS Employer
  Jurisdiction of                   Number)                     Identification
  Incorporation)                                                Number)


 5201 Amelia Earhart Drive, Suite 1001
          Salt Lake City, Utah                                     84116
---------------------------------------                         ----------
(Address of Principal Executive Office)                         (Zip Code)


      Registrant's telephone number, including area code (801) 578-0619


                                    N/A
        ------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The Certificateholder Statements for the month ending February 28, 1998 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2, Series 1996-3, and Series 1997-1
                 Certificates were distributed on March 17, 1998.

Item 6.          Not Applicable.

Item 7.          Exhibits.

     The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

     Exhibit 20.1 Monthly Servicing Report dated March 17, 1998 with respect to the AT&T Universal Card Master Trust Series 1995-1.

     Exhibit 20.2 Monthly Servicing Report dated March 17, 1998 with respect to the AT&T Universal Card Master Trust Series 1995-2.

     Exhibit 20.3 Monthly Servicing Report dated March 17, 1998 with respect to the AT&T Universal Card Master Trust Series 1995-3.

     Exhibit 20.4 Monthly Servicing Report dated March 17, 1998 with respect to the AT&T Universal Card Master Trust Series 1996-1.

     Exhibit 20.5 Monthly Servicing Report dated March 17, 1998 with respect to the AT&T Universal Card Master Trust Series 1996-2.

     Exhibit 20.6 Monthly Servicing Report dated March 17, 1998 with respect to the AT&T Universal Master Trust Series 1996-3.

     Exhibit 20.7 Monthly Servicing Report dated March 17, 1998 with respect to the AT&T Universal Master Trust Series 1997-1.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AT&T UNIVERSAL FUNDING CORP.



                                                    By:     /s/Robert A. Miller
                                                       ------------------------
                                                       Name:   Robert A. Miller
                                                       Title:  Treasurer

                                 EXHIBIT INDEX



Exhibit          Description                                 Page
-------          -----------                                 ----
20.1             Monthly Servicing Report dated March
                 17, 1998 with respect to the AT&T
                 Universal Card Master Trust Series
                 1995-1.

20.2             Monthly Servicing Report dated March
                 17, 1998 with respect to the AT&T
                 Universal Card Master Trust Series
                 1995-2.

20.3             Monthly Servicing Report dated March
                 17, 1998 with respect to the AT&T
                 Universal Card Master Trust Series
                 1995-3.

20.4             Monthly Servicing Report dated March
                 17, 1998 with respect to the AT&T
                 Universal Card Master Trust Series
                 1996-1.

20.5             Monthly Servicing Report dated March
                 17, 1998 with respect to the AT&T
                 Universal Card Master Trust Series
                 1996-2.

20.6             Monthly Servicing Report dated March
                 17, 1998 with respect to the AT&T
                 Universal Card Master Trust Series
                 1996-3.

20.7             Monthly Servicing Report dated March
                 17, 1998 with respect to the AT&T
                 Universal Card Master Trust Series
                 1997-1.